UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2014

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36394	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 15, 2014, the Securities and Exchange Commission (the “SEC”) declared effective the registration statement on Form S-4, as amended (Registration No. 333-198789) (the “Registration Statement”), relating to the previously announced pending merger (the “Merger”) between Ventas, Inc. (“Ventas”) and American Realty Capital Healthcare Trust, Inc. (“HCT”), pursuant to the Agreement and Plan of Merger, dated as of June 1, 2014, as amended (the “Merger Agreement”), by and among Ventas, HCT, Stripe Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Ventas (“Merger Sub”), Stripe OP, LP, a Delaware limited partnership of which Merger Sub is the sole general partner, and American Realty Capital Healthcare Trust Operating Partnership L.P., a Delaware limited partnership.

Also on December 15, 2014, HCT and Ventas announced that the record date for the holders of HCT common stock entitled to vote at the special meeting of HCT stockholders called to, among other things, approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (the “Special Meeting”) has been changed by the HCT board of directors to be the close of business on December 12, 2014. HCT and Ventas also announced that HCT filed its definitive proxy statement relating to the Special Meeting, which will take place on January 15, 2015 at 11:00 a.m. Eastern time, at The Core Club, located at 66 East 55th Street, New York, NY 10022.

Ventas and HCT issued a joint press release dated December 15, 2014 announcing the foregoing, a copy of which is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Ventas has filed with the SEC a registration statement on Form S-4, as amended, which contains a proxy statement of HCT and a prospectus of Ventas, and each party will file other documents with respect to Ventas’s proposed acquisition of HCT. The registration statement on Form S-4, as amended, contains a preliminary proxy statement/prospectus and was declared effective by the SEC on December 15, 2014, and the definitive proxy statement/prospectus is being mailed to HCT’s stockholders on or about December 15, 2014. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the definitive proxy statement/prospectus and other relevant documents filed by Ventas and HCT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com, and copies of the documents filed by HCT with the SEC are available free of charge on HCT’s website at www.archealthcaretrust.com.

Participants in Solicitation Relating to the Merger

Ventas and HCT and their respective directors and executive officers may be deemed participants in the solicitation of proxies from HCT’s stockholders in respect of the proposed transaction. Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement for Ventas’s 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding HCT’s directors and executive officers can be found in HCT’s definitive proxy statement for HCT’s 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants has been included in the registration statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available free of charge on the SEC’s website and from Ventas or HCT, as applicable, using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.

Exhibit Number	Description
99.1	Joint press release issued by Ventas and HCT on December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: December 15, 2014	By:	/s/ Thomas P. D’Arcy
Thomas P. D’Arcy
Chief Executive Officer